Defined Asset Funds

Global Diversification with the Select Ten Strategies

DJIA Portfolio
Hong Kong Portfolio
United Kingdom Portfolio
Japan Portfolio

Simple Investment Strategies
for Global Diversification
and Total Return

Merrill Lynch

In recent years, many American investors have begun investing globally to seek diversification and additional investment opportunities outside the U.S. After all, U.S. capital markets today represent less than 40% of total world capitalization--compare that to over 65% in 1970.

Select Ten: Your Passport to Global Diversification

By including some international stocks in an equity portfolio, investors may reduce overall market volatility while increasing total return.

The United Kingdom, Japan, Hong Kong and the United States... each of these countries offer potential growth opportunities. The Select Ten Portfolios can be a convenient and cost effective way to help you diversify globally.

The Portfolios

Investing in the ten highest dividend-yielding stocks in a certain index for about one year is a time-tested Strategy that seeks attractive total return. This Strategy is the basis for Defined Asset Funds(sm) Select ten Series.

The Portfolios currently available in the Select Ten Series feature these indices:

Dow Jones Industrial Average* (DJIA Strategy)
The United Kingdom's Financial Time Industrial
Ordinary Share Index* (FT Strategy)
Hong Kong's Hang Seng Index* (Hang Seng Strategy)
Japan's Nikkei 225 Index* (Nikkei Strategy)

*These names are the property of their respective publishers. None of these firms is affiliated with, nor participated in the creation of any Select Ten Portfolio or the selection of these stocks and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio.

The Strategy

Each Select Ten Portfolio consists of approximately equal values of the ten stocks in its related index having the highest dividend yield shortly before the initial offering date (the "Strategy Stocks") and holds them for about a year. The Portfolios will remain relatively fixed during this time. After one year, the Portfolios will liquidate. You may choose to reinvest your proceeds into the next portfolio of the then-current Strategy Stocks, if available, or you can take the cash.

Strategy Illustrations
DJIA Portfolio                         Hong Kong Portfolio
January 1, 1977-December 31, 1996      January 1, 1978-December 31,1996
Year        DJIA     Strategy Stocks   Year   Hang Seng Index Strategy Stocks
        Total Return  Total Return              Total Return   Total Return
1977       -12.71%       -0.83%        1977          N/A            N/A
1978         2.69         0.16         1978        23.51%         28.04
1979        10.52        12.35         1979        78.33          82.28
1980        21.41        26.37         1980        65.83          41.40
1981        -3.40         7.47         1981       -11.07          -3.86
1982        25.79        25.46         1982       -47.79         -38.97
1983        25.68        38.46         1983        -0.89          -7.48
1984         1.06         7.34         1984        42.54          65.32
1985        32.78        28.63         1985        51.10          47.52
1986        26.91        34.57         1986        51.16          60.49
1987         6.02         6.97         1987        -6.73           3.03
1988        15.95        21.50         1988        20.60          34.04
1989        31.71        27.30         1989        10.19           9.41
1990        -0.57        -7.94         1990        11.99           6.11
1991        23.93        33.37         1991        48.25          48.51
1992         7.34         8.32         1992        33.63          38.94
1993        16.72        26.92         1993       121.11         106.99
1994         4.95         3.89         1994       -28.83         -31.45
1995        36.48        36.48         1995        26.95          16.11
1996        28.57        27.94         1996        37.73          27.82

Average     14.27%       17.41%        Average     21.65%         22.71%

[A mountain chart entitled "Hypothetical growth of $10,000 invested in 1977 through 1996", shows that if you had invested $10,000 in 1977 and held that capital through 1995, your investment would have reached $748,813. The x axis reflects dollar amounts, starting with $0. The first amount is $100,000 and increases in $100,000 increments, until the amount reaches $700,000. The y axis reflects years, starting with 1977 increasing in two year increments and ending with 1995. The z axis reflects dollar amounts starting with $123,558 then $143,997, $212,272, $247,825, $391,785, $414,022, $488,496
ending with $748,813. Solid and dotted lines indicates the components of the chart. A solid orange line represents the Nikkei Strategy Stocks, a dotted orange line represents the Nikkei 225 Index; a solid purple line represents the FT Strategy Stocks, a dotted purple line represents the FT 30 Index; a solid green line represents the Hang Seng Strategy Stocks, a dotted green line represents the Hang Seng Index; a solid dark blue line represents the DJIA Strategy Stocks, a dotted dark blue line represents the DJIA.]

The figures in these charts and graphs represent hypothetical performance of the Strategy Stocks (not any actual Portfolio) with the actual performance of their related Indexes. Each Strategy would have underperformed its related index in certain years and past performance is no guarantee of future results. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect all sales charges, expenses and commissions. Actual Portfolio performance will also differ from Strategy Stocks because the Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. For more complete discussion of Strategy Stocks and Portfolio performance, please speak to your financial professional.

United Kingdom Portfolio               Japan Portfolio
January 1, 1977-December 31, 1996      January 1, 1977-December 31,1996
Year     FT 30 Index  Strategy Stocks  Year  Nikkei 225 Index Strategy Stocks
         Total Return  Total Return            Total Return    Total Return
1977        61.92%       87.27%        1977        21.55%         54.28
1978         9.92        17.73         1978        55.32          72.10
1979         3.59         4.76         1979       -10.00          -0.89
1980        31.77        30.15         1980        29.47          38.93
1981        -5.30        -6.26         1981         2.20          18.44
1982         0.42        44.03         1982        -0.77          -2.54
1983        21.94        42.06         1983        27.08          31.04
1984         2.15         5.50         1984         8.92           3.11
1985        54.74        78.64         1985        44.19          53.01
1986        24.36        32.88         1986        83.78          77.83
1987        38.99        48.10         1987        50.71          93.67
1988         6.74        11.38         1988        36.57          63.04
1989        22.80        28.71         1989        12.80          22.96
1990        10.29         9.26         1990       -34.79         -40.99
1991        14.65        16.57         1991         5.56           6.90
1992        -2.33         4.27         1992       -25.76         -16.17
1993        18.40        37.69         1993        15.94          21.52
1994         1.89         5.46         1994        28.30          27.99
1995        17.63        10.83         1995        -2.30          -4.98
1996        20.05        14.29         1996       -12.43         -16.78

Average*    16.51%       24.08%        Average     13.39%         20.13%

*Average return represents annualized total return for the entire period.

Prior Select Ten Portfolio Performance

The following table shows average annual total returns (price changes plus dividends reinvested, divided by the initial public offering price) converted into U.S. dollars and reflects all sales charges and expenses but not taxes. The first lines of each Portfolio show the results that could have been obtained by investing in the first fund of each established series and rolling over each year into a successor fund. The last three lines show the return of the latest completed Fund of each Series.

Series              Inception         Return
DJIA Portfolio
Series From Inception through 12/31/96
Series A              1/3/92          15.62%
Series B             5/17/91          16.01%
Series C              9/1/92          18.92%

Performance of the last completed fund of each established Series
1995 Series A     1/9/95-2/23/96      34.42%
1995 Series B     5/10/95-6/28/96     25.30%
1995 Series C     9/12/95-10/31/96    28.94%

Hong Kong Portfolio
Series From Inception through 12/31/96
Series A              1/5/94          -3.73%
Series B*            4/23/96          12.20%
Series C**           6/21/93          10/52%
Series D***          9/28/93           4.06%

Performance of the last completed fund of each established Series
1995 Series A       1/6/95-2/23/96    35.63%
1995 Series B      5/10/95-6/28/96    17/99%
1995 Series C     9/11/95-10/31/96    18.96%

United Kingdom Portfolio
Series From Inception through 12/31/96
Series A              1/5/94           3.92%
Series B             6/21/93           7.75%
Series C             9/28/93           5.68%

Performance of the last completed fund of each established Series
1995 Series A       1/6/95-2/23/96     5.75%
1995 Series B      5/10/95-6/28/96   -10.03%
1995 Series C     9/11/95-10/31/96     1.02%

Japan Portfolio
Series From Inception through 12/31/96
1996 Series A         1/22/96        -20.65%

*     These figures are not annualized
**    Hong Kong 95B (HST95B) rolled into Hong Kong 96C (HSTT96C)
***   Hong Kong 95C (HST95C) rolled into Hong Kong 96D (HST96D)

Defining Your Risks

There can be no assurance that a Portfolio will achieve its objective. Prices and yields will fluctuate. Strategy Stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. The Hong Kong and Japan Portfolios may be considered speculative, and should not be considered a complete investment program. Investing in several Select Ten Strategies may not be appropriate for investors seeking either preservation of capital or high current income, nor would international portfolios be appropriate for investors who are unable or unwilling to assume the special risks, including higher price volatility and currency rate fluctuations, associated with investments in international equities.

Begin Your Global Journey

Ask your financial professional for information on the latest Select Ten offerings. He or she will be happy to provide you with a brochure and a free prospectus containing more complete information on any of the Portfolios, including all charges and expenses, and the special considerations associated with international investing such as foreign currency and political developments. Read the prospectus carefully before investing.

Units of the next Series are not yet available. Information herein is subject to amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time of the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such states.